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                             PARTICIPATION AGREEMENT

                                      Among

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.,

                        PRINCOR FINANCIAL SERVICES CORP.,

                        PRINCIPAL MANAGEMENT CORPORATION,

                                       and

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

     THIS AGREEMENT, made and entered into as of the 2nd day of January, 2007, by and among AIG SUNAMERICA LIFE ASSURANCE COMPANY, an Arizona corporation (the "COMPANY"), on its own behalf and on behalf of each separate account established by the Company and set forth on Schedule A hereto as may be amended from time to time by the Company (each such separate account hereinafter referred to as an "ACCOUNT"); PRINCIPAL VARIABLE CONTRACTS FUND, INC., a ________ statutory trust (the "TRUST"), on its behalf and on behalf of each of its series (each such series hereinafter referred to as a "FUND") set forth in Schedule A; PRINCOR FINANCIAL SERVICES CORP., a ___________________ corporation (the "DISTRIBUTOR"); and PRINCIPAL MANAGEMENT CORPORATION, a registered investment advisor (the "ADVISOR").

     WHEREAS, the Trust engages in business as an open-end, management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "VARIABLE INSURANCE PRODUCTS") to be issued by the Companies; and

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as set forth on Schedule A hereto and as may be amended from time to time by mutual agreement of the parties hereto; and

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (the "1933 ACT"); and

     WHEREAS, the Trust has engaged the Advisor, an investment adviser registered under the federal Investment Advisers Act of 1940 (the "ADVISERS ACT") and any applicable state securities law, to provide investment advisory services, including managing the Funds pursuant to applicable diversification requirements of the Internal Revenue Code of 1986 (the "CODE"); and

     WHEREAS, the Company has registered or will register the variable life insurance and variable annuity contracts listed on Schedule A, as it maybe amended from time to time by the Company (the "CONTRACTS") under the 1933 Act or will not register the contracts in proper reliance on an exemption from registration under the 1933 Act and the 1940 Act; and

     WHEREAS, each Account is a duly organized, validly existing separate account, established by resolution of the Board of Directors of each Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

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     WHEREAS, the Distributor is registered as a broker dealer with the
Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (the "1934 ACT"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Trust has obtained an order from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and nonaffiliated life insurance companies and certain qualified pension and retirement plans (the "SHARED EXEMPTIVE ORDER"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds on behalf of each Account to fund certain of the Contracts and the Distributor is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, the Company, the Trust, and the Advisor and the Distributor agree as follows:

ARTICLE I. SALE OF TRUST SHARES

     1.1. The Trust, Advisor and Distributor agree to make shares of the Funds available to the Accounts of the Company for investment of purchase payments of the Contracts allocated to the designated Accounts as provided in the Funds' then current registration statement at the net asset value next computed after receipt and acceptance by the Trust or its designee of the order for the shares of the Funds. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from the designated Account and receipt by such designee shall constitute receipt by the applicable Fund; provided that the Company receives the order by 4:00 p.m. Eastern time in good order ("Good Order") as such term may be defined by the Company, and the Fund or its designee receives notice from the Company by telephone, facsimile (or by such other means as the Fund and the Company may mutually agree) of such order by 9:30 Eastern time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC. Except as indicated in this Agreement, the Company shall have no authority to act on behalf of the Trust or to incur any cost or liability on its behalf.

     1.2. The Trust agrees to make its shares available for purchase at the applicable net asset value per share by the Company and its Accounts on each Business Day. As described in the Trust's registration statement, notwithstanding the foregoing, the Board of Trustees of the Trust (the "BOARD") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund. Upon any such decision by the Board to restrict the availability of Fund shares for purchase by the Company as contemplated by this Agreement, the Trust will provide the Company as much notice as reasonably practicable under the circumstances before any such restrictions are imposed.

     1.3. The Trust, the Distributor and the Advisor agree that shares of the Funds will be sold only to the Company and its Accounts or to other life insurance companies that offer variable annuity and/or variable life insurance contracts to the public and which have entered into an agreement with the Trust, and to other persons not inconsistent with each Fund being adequately diversified pursuant to Section 817 of the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). No shares of any Fund will be sold to the general public to the extent inconsistent with such Fund being adequately diversified pursuant to Section 817 of the Code.


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     1.4. Upon receipt of a request for redemption in proper form (in accordance with the provisions of the then current registration statement of a Fund or as otherwise instructed by a Fund) from the Company, the Trust agrees to redeem directly any full or fractional shares of the Fund held by the Company on behalf of the Accounts, executing such requests on each Business Day at the net asset value next computed after receipt and acceptance by the Trust or its designee of the request for redemption, except that the Trust reserves the right to suspend the right of redemption consistent with Section 22(e)of the 1940 Act and any rules thereunder; in such event, the Trust or Advisor shall notify the Company in writing by 3:00 pm Eastern time the same Business Day that the Company transmits the redemption order to the applicable Fund. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Trust as described in the Trust's then current registration statement. If redemption proceeds are due the Company, the Fund, Distributor or Advisor shall wire the redemption proceeds to the Company by 1:00 p.m. the next Business Day. If federal funds are not received by 1:00 p.m. the next Business Day, the Fund, Distributor or Advisor shall promptly, upon the Company's request, reimburse the Company for any charges, costs, fees, interest or other expenses incurred by the Company in connection with any advances to, or borrowing or overdrafts by, the Company, or any similar expenses incurred by the Company, as a result of payments made to Contract owners by the Company based upon such redemption request. For purposes of this Section 1.4, the Company shall be the designee of the Trust for the limited purpose of receiving and accepting purchase and redemption orders from the designated Account and receipt by such designee shall constitute receipt by the applicable Fund; provided that the Company receives the order by 4:00 p.m. Eastern time in Good Order as such term may be defined by the Company, and the Fund or its designee receives notice from the Company by telephone, facsimile (or by such other means as the Fund and the Company may mutually agree of such order) by 9:30 Eastern time on the next following
Business Day.

     1.5. The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus.

     1.6. The Company will place separate orders to purchase or redeem shares of different Funds. Each order shall describe the net amount of shares and dollar amount of each Fund to be purchased or redeemed. The Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of this Agreement. Payment shall be in federal funds transmitted by wire to the Fund or its designated custodial account. For purpose of Section 2.10 and 2.11, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust.

     1.7. Issuance and transfer of Fund shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Funds will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account. The Trust shall furnish to the Company the CUSIP number assigned to each Fund identified in Schedule A attached, as may be amended from time to time.

     1.8. The Trust shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on a Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. The Company reserves the right to revoke this election in writing and to receive all such income dividends and capital gain distributions in cash. The Trust or its agent shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.9. The Trust shall make the net asset value per share for each Fund available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall make such net asset value per share available by 6:30 p.m. Eastern Time. At the end of each Business Day, the Company shall use the net asset values provided by the Trust (or other


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information related to any pricing error or similar issue affecting the Funds'
net asset values) to calculate Account unit values for the day. Using these unit values, the Company shall process each Business Day's Account transactions based on requests and premiums received by it by the close of trading on the NYSE (currently 4:00 p.m. Easter time) to determine the net dollar amount of Fund shares which shall be purchased or redeemed at the day's closing net asset value per share.

     1.10. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust's shares may be sold to other insurance companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.

     The Trust acknowledges that the Company may, subject to any applicable law or regulation, make certain changes to the Contracts. The Company may, in its sole discretion, offer new funds or stop offering existing funds, including the Funds, through the Contracts. In addition, the Company may also liquidate the shares of any Fund held by an Account, substitute shares of a Fund for another and/or combine or reorganize Accounts that invest in the Funds. Additionally, the parties acknowledge and agree that pursuant to the terms of the Contracts, the Company has the right to substitute other securities for shares of the Funds. The Advisor and/or Distributor agree to bear the Company's expenses of a substitution of securities in which other securities are substituted for shares of one or more of the Funds in the event such a substitution is made as a result of termination by the Trust, Advisor or Distributor under Sections 10.1(a), (e) or (n).

     1.11. Company and the Trust each have policies and procedures in place to detect and discourage short-term or disruptive trading practices, which may include (but is not limited to) monitoring Contract owner trading activity. Company and the Trust each reserve the right to refuse, to impose limitations on, or to limit any transaction request if the request would tend to be disruptive to Contract or Trust activity, as the case may be, or which is not in the best interest of Contract holders of the Contracts or shareholders of the Funds, respectively. The Company's short-term trading policies applicable to the Contracts are disclosed in the applicable contract prospectus, which may be amended from time to time by the Company. The Company and the Trust agree to provide reasonable cooperation to each other to deter transfer activity in the Funds where such activity occurs through the Contracts and has been identified as abusive, following a "market timing" pattern or otherwise disruptive or harmful. The Trust agrees to notify the Company of transfer activity that a Fund deems to be short-term trading activity. After receiving such notice from the Trust, the Company agrees that it will reasonably cooperate to limit short-term trading to the extent permissible under the terms and conditions of the Contracts and/or other governing laws.

     1.12. Each party shall, as soon as practicable after transmittal of an instruction or confirmation pursuant to this Article I, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

ARTICLE IB. GENERAL DUTIES

     1.13. The Company shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Contracts issued by the Company, including registering each Account as an investment company to the extent required under the 1940 Act, and registering the Contracts or interests in the Accounts under the Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Contracts from state insurance commissioners.


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     1.14. The Company shall make every effort to maintain the treatment of the
Contracts issued by the Company as annuity contracts or life insurance policies, whichever is appropriate, under the applicable provisions of the Code, and shall notify the Trust and the Distributor immediately upon having a reasonable basis for believing that such Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, the Company shall make every effort to remedy any Contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

     1.15. The Company maintains agreements with various broker-dealers to offer and sell the Contracts, and such agreements obligate such broker-dealers to offer and sell the Contracts in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state insurance law respecting the offering of variable annuity contracts.

     1.16. The Distributor shall sell and distribute the shares of the Funds in accordance with all applicable state and federal laws and regulations, including without limitation applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law.

     1.17. During such time as the Trust engages in activities that require a Shared Exemptive Order, a majority of the Trust's Board shall consist of persons who are not "INTERESTED PERSONS" of the Trust, as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC ("DISINTERESTED TRUSTEES"), except that if this provision is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended as allowable under the 1940 Act or any rule order prescribed by the SEC thereunder.

ARTICLE II. REPRESENTATIONS AND WARRANTIES

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act, or that the Contracts are not registered in proper reliance on an exemption from registration under the 1933 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under the laws of Arizona, that it is taxed as an insurance company under the Code and that it has legally and validly established each Account prior to any issuance or sale thereof as a separate account, and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or that the Company will not register the Account in proper reliance upon an exclusion from registration under the1940 Act.

     2.2. The Trust represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable federal and state securities laws and that the Trust is and shall remain registered under and shall conform with the 1940 Act, and shall have filed a registration statement filed with the SEC in a form delivered to the Company. The Trust's registration statement (including any further amendments) will, when they become effective, including all definitive prospectuses and statements of additional information (as well as any further supplements thereto) shall conform in all material respects to the requirements of the 1933 Act and the 1940 Act, and will not contain any untrue statement of material fact or omit to state a material fact required to be state therein or necessary to make the statement therein not misleading. The Trust shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register for sale under the 1933 Act (or applicable state securities laws) such additional shares of the Funds as may reasonably be necessary for use as the funding vehicle for the Contracts. However, the Trust shall register and qualify the Fund shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Distributor.


                                       5

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     2.3. The Trust and the Advisor represent that each Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Code and that the Trust and the Advisor will maintain such qualification (under Subchapter M or any successor or similar provision) and that the Trust and the Advisor will notify the Company immediately in writing upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Trust and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, the Company shall make every effort to remedy any variable contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

     2.5. The Trust represents and warrants that should it ever desire to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trustees, including a majority who are Disinterested Trustees, will formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Trust represents that the Trust's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Delaware and the Trust and the Distributor represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Delaware to the extent required to perform this Agreement.

     2.7. The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute the Trust shares in accordance with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act, and the NASD Rules of Fair Practice.

     2.8. The Trust represents that it is lawfully organized and validly existing under the laws of State of Delaware and that it does and will comply in all material respects with the 1940 Act.

     2.9. The Advisor represents and warrants that it is and shall remain duly registered as an investment adviser in all material respects under all applicable federal and state securities laws and that the Advisor shall perform its obligations for the Trust in compliance in all material respects with any applicable state and federal securities laws. The Advisor represents and warrants that each Fund shall be managed in accordance with its investment objective(s), investment strategies and/or investment restrictions, as each are described in such Fund's registration statement, as it shall be amended and/or supplemented.

     2.10. The Trust represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage as required currently by Rule 17g-(1) under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. The Trust shall make all reasonable efforts to see that this bond or another bond containing substantially similar provisions is always in effect, and each agrees to notify the Company in the event such coverage no longer applies.


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     2.11. Provided it is consistent with their fiduciaries duties, the Company and its agents will not in any way recommend any proposal in opposition to, or oppose or interfere with, any proposal submitted by the Fund at a meeting of owners of Contracts or shareholders of the Fund, and will in no way recommend any proposal in opposition to, or oppose or interfere with, the solicitation of proxies by the Fund of shares held by Contract owners, without the prior written consent of the Fund.

     2.12. Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     2.13. The Company represents and warrants that it has, and will maintain at all times during the term of this Agreement, appropriate internal controls for the segregation of purchase and redemption orders ("ORDERS") received by it or its designees from any Account prior to the close of trading on the New York Stock Exchange on any business day, from Orders received by it or its designees after the close of trading on the New York Stock Exchange on any business day, as and to the extent required by applicable SEC no-action letters, and/or other applicable authority.

     2.14. Distributor and the Company each represent, warrant and certify that, as required by applicable law, they have established, and covenant that at all times during the existence of the Agreement they will maintain, a written anti-money laundering and customer identification program ("PROGRAM") in accordance with the USA PATRIOT ACT and the rules and regulations adopted thereunder by the SEC and the U.S. Treasury Department ("APPLICABLE LAW"). The Company further hereby covenants that it will perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all Accounts. Distributor and the Company hereby further agree that: (i) Accounts in the Funds in the name of, or beneficially owned by, Accounts shall be accounts of the Company for purposes of the Company's Program; and (ii) Accounts will be customers of the Company for all purposes under the Program.

ARTICLE III. PROSPECTUSES AND PROXY STATEMENTS; VOTING

     3.1. The Distributor shall provide at all times the Company with copies of the Trust's current prospectus, statement of additional information or any supplement thereto, or other shareholder communication applicable to a Fund, including any amendments to the Trust's registration statement as well as annual and semi-annual reports and proxy statements: (a) in the case of prospectuses, statements of additional information and/or supplements, annual and semi-annual reports and proxy statements, when they are effective, and (b) in the case of amendments to its registration statement or other shareholder communications, when such amendments are filed with the SEC (whether effective or not). In all cases the Trust agrees to make a good faith effort to provide to the Company, at no expense to the Company, these documents on a timely basis whereby Company is able to meet applicable regulatory deadlines.

     The Distributor shall provide, free of charge, the Company with as many printed copies of the Trust's current prospectus, Statement of Additional Information (as well as any supplements thereto) and any other shareholder communication (describing only the designated Funds listed on Schedule A) and/or, to the extent existing, the Trust's profiles as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide camera-ready film or an electronic file in a format acceptable to the Company containing the Trust's prospectus and Statement of Additional Information (as well as supplements thereto) and reports, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Trust is amended or supplemented during the year) for the prospectus and Statement of Additional Information and twice a year for reports, to have the prospectus for the Contracts and the Trust's prospectus printed together in one document, to have the Statement of Additional Information for


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the Trust and the Statement of Additional Information for the Contracts printed together in one document, or reports of the Trust or any other investment option under the Contract printed together in one document. Alternatively, the Company may print the Trust's documents in combination with other fund companies' documents. In such event, the Trust shall bear its pro rata share of printing and distribution expenses based on the number of combined printed pages. All such documents shall be provided to the Company within time reasonably required to allow for printing and delivery to Contract owners, but no later than ten business days prior to the date the documents are required under then-current regulations to be sent to Contract owners. In the event the Trust's shareholder documents are not provided in a timely manner, the Distributor shall pay any out-of-pocket expenses, such as overtime printing or mailing surcharges, reasonably incurred by the Company in timely filing or delivering such documents.

     Except as provided in this Agreement, all expenses of printing and distributing the Trust's shareholder documents to prospective shareholders shall be the expense of the Company. For prospectuses, Statements of Additional Information, supplements thereto and other shareholder communications, provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act (or on a more frequent basis if the Trust makes a filing with respect to its registration statement), the cost of printing, typesetting, mailing and other distribution-related costs shall be borne by the Trust.

     The Company agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

     3.2. The Trust's prospectus shall state that the Statement of Additional Information for the Trust is available, and the Trust or the Distributor, at their own expense shall provide a reasonable number of copies of such Statement of Additional Information free of charge to the Company for itself or for any Contract owner that requests such SAI.

     3.3. At its expense, the Trust shall provide the Company with copies of the Trust's proxy statements, reports to shareholders, and other required shareholder communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. The Trust and/or the Distributor shall bear the costs of mailing, delivering and other distribution-related costs these documents to Contract owners. Such delivery may be accomplished through electronic means subject to the standards prescribed by the SEC.

     3.4. If and to the extent required by law the Company shall:

          (i) vote the Trust shares in accordance with instructions received from Contract owners; and

          (ii) vote Trust shares for which no instructions have been received in a particular separate account in the same proportion as Trust shares of such Fund for which instructions have been received in that separate account, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

     3.5. The Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges as required by the Shared Exemptive Order and consistent with any reasonable standards the Trust may adopt.

     3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section


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16(c) of the 1940 Act (although the Trust is not one of the trusts described in
Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

     3.7. If and during the time as the Trust engages in activities that require a Shared Exemptive Order, the Trust shall disclose in its prospectus or Statement of Additional Information that (1) the Funds are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by various insurance companies, (2) material irreconcilable conflicts possibly may arise, and (3) the Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Trust hereby notifies the Company that prospectus or Statement of Additional Information disclosure may be appropriate regarding potential risks of offering shares of the Funds to separate accounts funding Contracts of unaffiliated life insurance companies.

ARTICLE IV. SALES MATERIAL AND INFORMATION

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust, Advisor or Distributor or their designee, each piece of sales literature or other promotional material in which the Trust, the Advisor or the Distributor is named and which the form of such material has not been previously reviewed by the Trust, Advisor or Distributor, at least ten Business Days prior to its use. No such material shall be used if the Trust, the Advisor, the Distributor or their designee reasonably objects to such use. Such approval shall be presumed given if notice to the contrary is not received by the Company within five Business Days after receipt by the Trust, Distributor or Advisor of such material.

     4.2. Except with the permission of the Trust, Distributor or Advisor or their designee, the Company, its affiliates and agents shall not give any information or make any representations or statements on behalf of the Trust, the Distributor or the Advisor or concerning the Trust, the Distributor or the Advisor, other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Distributor. This shall not apply to independently created information based on Trust, Distributor or Advisor information otherwise allowable under this paragraph, but in no case shall the Company, its affiliates and agents give such information or make such statements in a context that causes the information, representations or statements to be false or misleading.

     4.3. The Trust, Advisor or Distributor shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company, an Account or Contract is named and which the form of such material has not been previously reviewed by the Company, at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use. Such approval shall be presumed given if notice to the contrary is not received by the Trust, Advisor or Distributor within five Business Days after receipt by the Company.

     4.4. Except with the permission of the Company or its designee, the Trust, the Advisor, and the Distributor, as well as their affiliates and agents, shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee. This shall not apply to independently created information based on Company, Account or Contract information otherwise allowable under this paragraph, but in no case shall the Trust, Distributor, Advisor, their affiliates and/or agents give such information or make such statements in a context that causes the information, representations or statements to be false or misleading.

     4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

     4.6. The Company will provide to the Trust at least one complete copy of all sales literature and other promotional materials promptly after the filing of such document with the SEC or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "SALES LITERATURE OR OTHER PROMOTIONAL MATERIAL" includes, but is not limited to, any of the following that refer to the Trust, a form of which has not been previously reviewed by the Trust, Distributor, Advisor or their designee: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials. Internal communications, educational materials and broker-only material may be subject to different requirements.

ARTICLE V. FEES AND EXPENSES

     5.1. The Distributor shall pay no fee or other compensation to the Company under this agreement, other than payments pursuant to a Rule 12b-1 plan or as otherwise contemplated in this Agreement, schedule thereto or separate agreement.

     5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Trust's shares.

     5.3. The Company shall bear the expenses of distributing the Trust's prospectus, proxy materials and reports to prospective owners of Contracts issued by the Company.

ARTICLE VI. DIVERSIFICATION

     6.1. The Trust and the Advisor represent and warrant that the Funds currently comply, and will continue to comply, with the diversification provisions of Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Advisor or the Trust, each will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Trust so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII. POTENTIAL CONFLICTS

     7.1. The parties agree to comply with all of the terms of the Shared Exemptive Order. The Trust shall provide the Shared Exemptive Order to Company in advance of the effective date of this Agreement.

ARTICLE VIII. INDEMNIFICATION

     8.1. Indemnification By The Company

     8.1(a). The Company agrees to indemnify and hold harmless the Distributor, the Advisor and the Trust and each member of the Board and officer, employees and agents and any "CONTROL PERSON" (as defined in Section 2 of the 1940 Act) of the Trust, Distributor or Advisor (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be reasonably withheld) or litigation expenses (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus (which shall include the portions of an offering memorandum that contain information regarding the Trust, Distributor or Advisor) for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Indemnified Parties for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Trust not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control (which shall not include any employee or associated person of Advisor or Distributor or any affiliate thereof), with respect to the sale or distribution of the Contracts or Trust shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished by or on behalf of the Company; or

          (iv) arise as a result of any material failure to abide by the terms of this Agreement; by the Company; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust or the Contracts, whichever is applicable.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Company assumes the defense or representation of an Indemnified Party, the Company shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.1(d). An Indemnified Party will promptly notify the Company of the commencement of any litigation or proceedings against it in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     8.2. Indemnification by the Distributor

     8.2(a). The Distributor agrees to indemnify and hold harmless the Company and each of its directors, trustees, officers, employees and agents and any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Company (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or litigation expenses (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor by or on behalf of the Indemnified Parties for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Trust or the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Distributor; or

          (iv) arise as a result of any material failure by the Distributor to abide by the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement, or to the Company, the Trust or the Contracts, whichever is applicable.

     8.2(c). The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's selection to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Distributor assumes the defense or representation of any Indemnified Party, the Distributor shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.2(d). An Indemnified Party agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification By the Trust

     8.3(a). The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees and agents and any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Company (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation expenses (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the or Trust by or on behalf of the Indemnified Parties for use in the registration statement or prospectus for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Trust or the Contracts not supplied by the Trust or persons under its control) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Trust; or

          (iv) arise as a result of any material failure by the Trust to abide by the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

     8.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Contracts, whichever is applicable.

     8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Trust assumes the defense or representation of any Indemnified Party, the Trust shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.3(d). An Indemnified Party agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers, trustees or directors in connection with this Agreement, the issuance or sale of the Contracts, or the sale or acquisition of shares of the Trust.

     8.4 Indemnification By the Advisor

     8.4(a). The Advisor agrees to indemnify and hold harmless the Company and each of its trustees, directors, officers, employees, and agents, and any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Company (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Advisor, which consent shall not be unreasonably withheld) or litigation expenses (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact provided by the Advisor and contained in the registration statement or prospectus or sales literature (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact about the Advisor required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Advisor by or on behalf of the Indemnified Parties for use in the registration statement or prospectus for the Trust or in sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of any statement or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material for the Trust or the Contracts not supplied by the Advisor or any employees or agents thereof) or wrongful conduct of the Advisor, or the affiliates, employees, or agents of the Advisor with respect to the sale or distribution of the Contracts or Trust shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Advisor; or

          (iv) arise as a result of any material failure by the Advisor to provide the services under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Advisor in this Agreement or arise out of or result from any other material breach of this

Agreement by the Advisor; as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof.

     8.4(b). The Advisor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, the Contracts or the Company, whichever is applicable.

     8.4(c). The Advisor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Advisor of any such claim shall not relieve the Advisor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Advisor will be entitled to participate, at is own expense, in the defense thereof. The Advisor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Advisor to such party of the Advisor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Advisor will not be liable to such party under this Agreement for any legal or other expense subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Advisor assumes the defense or representation of an Indemnified Party, the Advisor shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.4(d). An Indemnified Party agrees promptly to notify the Advisor of the commencement of any litigation or proceedings against it or any of its respective officers, trustees or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Trust.

     8.5. Indemnification Disputes. The parties shall use good faith efforts to resolve any dispute concerning the indemnification obligations in this Article
VIII. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a de novo proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

ARTICLE IX. APPLICABLE LAW

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and orders thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including any Shared Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. TERMINATION

     10.1. This Agreement shall be effective as of the date hereof, and shall continue in full force and effect (as to any Fund) until the first to occur of:

          (a) termination by any party for any reason by one hundred and eighty
(60) days advance written notice delivered to the other parties unless a shorter time is agreed to by the parties; or

          (b) termination by the Company by written notice to the Trust or the Distributor with respect to any Fund in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company, or if a Fund's shares are not reasonably available to meet the requirements of the Contracts as determined by the Company. Prompt notice of election to terminate shall be furnished by the Company, said termination to be effective ten days after receipt of notice unless the Fund makes available a sufficient number of shares to reasonably meet the requirements of the Contract to the satisfaction of Company within said ten-day period; or

          (c) termination by the Company by written notice to the Trust or the Distributor with respect to any Fund in the event that such Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Trust may fail to so qualify. Prompt notice of election to terminate shall be furnished by the Company with said termination to be effective upon receipt of notice; or

          (d) termination by the Company by written notice to the Trust or the Distributor with respect to any Fund in the event that such Fund fails to meet the diversification requirements specified in Article VI hereof. Prompt notice of election to terminate shall be furnished by the Company with said termination to be effective upon receipt of notice; or

          (e) termination by either the Trust, the Advisor or the Distributor by written notice to the Company, if (1) any of the Trust, the Advisor or the Distributor, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity, (2) the Trust, the Advisor or the Distributor shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Trust, the Advisor or Distributor shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

          (f) termination by the Company by written notice to the Trust, the Advisor or the Distributor, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Trust, the Advisor or the Distributor has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Trust, the Advisor or the Distributor, as the case may be, in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Trust, the Distributor and/or the Advisor and any other changes in circumstances since the giving of such notice, such determination of the Company shall continue to apply on the tenth (10th) day following the giving of such notice, which tenth day shall be the effective date of termination; or

          (g) termination by any party upon institution of formal proceedings against the Company, the Trust, the Advisor or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding a party's duties under this Agreement or related to the sale of the Contracts issued by the Company, the operation of the Accounts, or the purchase or sale of shares of the Funds, that would, in the terminating party's opinion, impair the other party's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by the terminating party, with said termination to be effective upon receipt of notice; or

          (h) termination by the Distributor, the Advisor or the Trust upon written notice to the Company with respect to any Account in the event that such Account ceases to be qualified as a segregated asset account under the Arizona insurance laws. Prompt notice of election to terminate shall be furnished by the Distributor, Advisor or Trust, said termination to be effective ten days after receipt of notice; or

          (i) termination by the Distributor, the Advisor or the Trust upon written notice with respect to any Account in the event that effective registration as a unit investment trust under the 1940 Act for such Account is not maintained. Prompt notice of election to terminate shall be furnished by the Distributor, Advisor or Trust, said termination to be effective ten days after receipt of notice unless the Company maintains an effective registration to the satisfaction of the Distributor, Advisor or Trust within said ten-day period; or

          (j) termination by the Distributor, the Advisor or the Trust in the event that the Contracts cease to be treated as annuity contracts under the applicable provisions of the Code. Prompt notice of election to terminate shall be furnished by the Distributor, Advisor or Trust, said termination to be effective ten days after receipt of notice; or

          (k) termination by the Distributor, the Advisor or the Trust in the event that effective registration or exemption from registration under the 1933 Act of the Contracts is not maintained. Prompt notice of election to terminate shall be furnished by the Distributor, Advisor or Trust, said termination to be effective ten days after receipt of notice unless the Company maintains an effective registration to the satisfaction of the Distributor, Advisor or Trust within said ten-day period; or

          (l) termination by any party to the Agreement upon a determination by a majority of the Board, or a majority of its Disinterested Trustees, that a material irreconcilable conflict, as described in Article VII hereof, exists; or

          (m) termination by any party to the Agreement upon approval by the SEC for the Company to substitute the shares of another investment company for the corresponding shares of a Fund in accordance with the terms of the Contracts for which those shares had been selected or serve as the underlying investment media; or

          (n) termination by either the Advisor or the Distributor in the event of a termination of either of their contracts with the Trust, but each shall use their best efforts to substitute themselves under this Agreement with any successor investment adviser or distributor to the Trust.

          (o) termination by any party from which consent was not obtained, in the event this Agreement is assigned without prior written consent of all parties hereto, termination shall be effective upon written notice;

          Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Article 10.1(h) hereof. The Company shall give 30 days prior written notice to the Trust of the date of any proposed substitution of a Fund's shares as described in Article 10.1(m) hereof.

     10.2. Notwithstanding any termination of this Agreement, the Trust, the Advisor and the Distributor shall at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS") for the sole purpose of allowing the owners of the Existing Contracts to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under

Article VII and the effect of such Article VII terminations shall be governed by
Article VII of this Agreement.

     10.3. The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "LEGALLY REQUIRED REDEMPTION") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust and the Distributor the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Distributor) to the effect that any redemption pursuant to clause (ii) above is a legally required or permitted redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Fund that was otherwise available under the Contracts without first giving the Trust or the Distributor prompt written notice of its intention to do so.

ARTICLE XI. NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to another party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Trust:

          PRINCIPAL VARIABLE CONTRACTS FUND, INC.

          Attention: __________

          If to the Company:

          AIG SUNAMERICA LIFE ASSURANCE COMPANY
          1 SunAmerica Center
          1999 Avenue of the Stars, 37th Floor
          Los Angles, CA 90067

          Attention: Mallary Reznik, General Counsel
          Fax: __________

          If to the Distributor

          PRINCOR FINANCIAL SERVICES CORP.

          Attn: Secretary

          If to the Advisor:

          PRINCIPAL MANAGEMENT CORPORATION

          Attn: __________

ARTICLE XII. MISCELLANEOUS

     12.1 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

     12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information, excluding information that (a) is independently developed by a party without violating the disclosing party's proprietary rights, (b) is or becomes publicly known (other than through unauthorized disclosure), (c) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (d) is already known by a party, as evidenced by the written records of that party, free of an obligation of confidentiality other than pursuant to this Agreement, or (c) is rightfully received by a party free of any obligation of confidentiality. Each party further agrees to use and disclose Personal Information, as defined herein, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102), applicable state law and other applicable federal law. For purposes of this Agreement, "PERSONAL INFORMATION" means financial, medical and other information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. The parties will take reasonable steps to protect the confidential information, applying at least the same security measures and level of care as they employ to protect their own confidential information, including reasonable steps to protect information received by third parties providing services to a party.

     The parties acknowledge that the unauthorized disclosure of confidential information is likely to cause irreparable injury to the other party and that, in the vent of a violation or threatened violation of a party's obligations hereunder, the disclosing party shall have no adequate remedy at law, and shall therefore be entitled to enforce each such obligation by temporary or permanent injunctive relief obtained in any court of competent jurisdiction without the necessity of proving damages, and without prejudice to any other rights and remedies which may be available at law or equity.

     12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Distributor may assign this Agreement or any rights or obligations hereunder to any affiliate of with the Distributor, if such assignee is duly licensed and registered to perform the obligations of the Distributor under this Agreement. The Company shall promptly notify the Trust, the Advisor, and the Distributor of any change in control of the Company.

     12.9. Marks and Licenses

     12.9(a) It is understood that the name "AIG SunAmerica Life Assurance Company", "SunAmerica", "Polaris" or "Market Lock" or any derivative thereof, or logo associated with that name (the "AIG MARKS") is the valuable property of the Company and its affiliates, and that the Trust, Distributor and Advisor have the right to use such name (or derivative or logo) only so long as this Agreement is in effect. Upon termination of this Agreement the Trust, Distributor and Advisor shall forthwith cease to use the AIG Marks. Trust, Distributor and Advisor agree that it shall not use the AIG Marks in a manner that disparages or degrades the business or reputation of the Company or any of their affiliates, or that infringes, dilutes, or otherwise violates the AIG Marks. Upon request, Trust, Distributor and Advisor agree to provide appropriate attribution of the use of the AIG Marks (e.g., through the use of "TM" or (R) symbols, and appropriate notice regarding reservation of rights).

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                        COMPANY:

     [SEAL]                             AIG SUNAMERICA LIFE ASSURANCE COMPANY,

                                        On its behalf and on behalf of each
                                        Separate Account named in Schedule A, as may be amended from time to time.

                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name: Jana Waring Greer
                                        Title: President
                                        Date:
                                              ----------------------------------


                                        TRUST:

     [SEAL]                             PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                                        On its behalf and on behalf of each Fund named in Schedule A, as may be amended from time to time.

                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                        DISTRIBUTOR:

     [SEAL]                             PRINCOR FINANCIAL SERVICES CORP.

                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                        ADVISOR:

     [SEAL]                             PRINCIPAL MANAGEMENT CORPORATION

                                        By its authorized officer,


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                   SCHEDULE A
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      among
                    PRINCIPAL VARIABLE CONTRACT FUNDS, INC.,
                        PRINCOR FINANCIAL SERVICES CORP.,
                        PRINCIPAL MANAGEMENT CORPORATION,
                                       and
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

               SEPARATE ACCOUNTS, ASSOCIATED CONTRACTS, AND FUNDS

  NAME OF SEPARATE ACCOUNT AND DATE          NAME OF CONTRACT FUNDED BY SEPARATE
ESTABLISHED BY THE BOARD OF TRUSTEES          ACCOUNT AND POLICY FORM NUMBERS OF
                                                       CONTRACTS FUNDED

APPLICABLE FUND   CUSIP   EFFECTIVE DATE

                                   SCHEDULE B

                                 PRICING ERRORS

If the Trust or its agent provides materially incorrect share net asset value information through no fault of the Company, the Accounts shall be entitled to an adjustment with respect to the Fund shares purchased, redeemed or held to reflect the correct net asset value per share and to make such Account whole.

The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors.

In the event a Fund is required (under the then prevailing pricing error guidelines of the Funds) to recalculate purchases and redemptions on any business day of Shares held in an Account due to an error in calculating the net asset value of such class of Shares (a "Pricing Error"):

     (i) The Trust or its transfer agent shall promptly notify the Company in writing of the Pricing Error, which written notice shall identify the Fund shares, the business day(s) on which the Pricing Error(s) occurred and the corrected net asset value of the Fund shares on each business day.

     (ii) Upon such notification, the Company shall promptly determine, for all sub-accounts which purchased or redeemed Fund shares on each business day on which a Pricing Error occurred, the correct number of Fund shares purchased or redeemed using the corrected price and the amount of transaction proceeds actually paid or received. Following such determination, the Company shall adjust the number of Fund shares held in each sub-account to the extent necessary to reflect the correct number of Fund shares purchased or redeemed for the sub-account. Following such determination, the Company shall notify the Trust or its transfer agent of the net changes in transactions for the relevant Account and the Trust or its transfer agent shall adjust the Account accordingly.

     (iii) The Company shall be entitled to reimbursement from the Fund, the Distributor or the Advisor for any expenses incurred by the Company in correcting an Account or Contract record or in adjusting proceeds paid to Contract owners who have redeemed or reallocated interests under the Contracts. If, after taking into account the adjustments required by paragraph (ii), the Company determines that some subaccount customers were still entitled to additional proceeds ("Redemption Shortfall"), it shall notify the Trust or its transfer agent of the aggregate amount of the Redemption Shortfall for such amount. Upon receipt of such notice, the Trust or its transfer agent will cause the relevant Fund to remit to the Company additional redemption proceeds in the amount of such Redemption Shortfall.

     (iv) In no event, however, shall the Company be liable to the Trust or its transfer agent or any Fund for any Redemption Overage. Nothing in this Pricing Errors section shall be deemed to limit the right of the Trust, its Transfer Agent or any Fund, to recover any Redemption Overage directly or to be indemnified by any party for losses arising from a Pricing Error.

                        DOCUMENTS PROVIDED BY THE COMPANY

The Company agrees to provide Trust, upon written request, any reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that Trust may reasonably request. The Company agrees to provide Trust, upon written request, such other information (including books and records) as may be necessary or advisable to enable it to comply with any law, regulation or order.

                           DOCUMENTS PROVIDED BY TRUST

Within five (5) Business Days after the end of each calendar month, Trust, Distributor, or Advisor shall provide the Company, or its designee, a monthly statement of account for each Account, which shall confirm all transactions made during that particular month.

     IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of _____________.

AIG SUNAMERICA LIFE ASSURANCE
COMPANY,
on its behalf and on behalf of each
Separate Account named in this
Schedule A, as may be amended from
time to time


By:
    ---------------------------------
Name:
      -------------------------------
Its:
     --------------------------------


PRINCIPAL VARIABLE CONTRACTS FUND,      PRINCOR FINANCIAL SERVICES CORP.
INC.
on its behalf and on behalf of each
Fund named in this Schedule A, as may   By:
be amended from time to time                ------------------------------------
                                        Name:
                                              ----------------------------------
By:                                     Its:
    ---------------------------------        -----------------------------------
Name:
      -------------------------------
Its:
     --------------------------------


PRINCIPAL MANAGEMENT CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Its:
     --------------------------------

                                   SCHEDULE C

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.,
                        PRINCOR FINANCIAL SERVICES CORP.,
                        PRINCIPAL MANAGEMENT CORPORATION,
                                       and
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SERVICES PROVIDED BY THE COMPANY

Pursuant to Article V of the Agreement, the Company shall perform all administrative and shareholder services with respect to the Contracts and plans, by itself or through relationships with other parties, including but not limited to, the following:

1. Maintaining separate records for each Contract owner and each plan, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such Contract owners and plans. The Company will maintain accounts with each Fund on behalf of Contract owners and plans, and such account shall be in the name of the Company (or its nominee) as the record owner of shares owned by such Contract owners and plans.

2. Disbursing or crediting to contract owners and plans all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds.

3. Preparing and transmitting to Contract owners and plans, as required by law, periodic statements showing the total number of shares owned as of the statement closing date, purchases and redemptions of Fund shares during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by Contract owners and plans.

4. Providing communication support services including providing information about the Funds and answering questions concerning the Funds (including questions respecting Contract owners' interests in one or more Funds).

5. Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for Contract owners and plans.

6. Generating written confirmations and quarterly statements to Contract owners and plan participants.

7. Distributing to Contract owners and plans, to the extent required by applicable law, Funds' prospectuses, proxy materials, periodic fund reports to shareholders, notices and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8. Transmitting purchase and redemption orders to the Trust on behalf of the Contract owners and plans.

9.   Providing teleservicing support in connection with the Trust.

10. Facilitating the tabulation of Contract owners' votes in the event of a meeting of Fund shareholders; providing information relating to the Contacts and share balances under such Contracts to the Trust as may be reasonably requested.

11. Administering fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals involving the Funds.

12.  Providing other services as may be agreed upon from time to time.

In consideration for the Company providing these services, the Trust and/or the Advisor agree to pay the Company in an amount equal to an annualized fee of ____%, based on the average daily net assets of each Fund held by the Accounts underlying the Contracts, such amounts to be paid within 30 days of the end of each month.

For purposes of computing the payment to the Company, the Company shall compute the average daily net assets of Shares held in the Accounts over a monthly period by totaling such Accounts' aggregate investment (Share net asset value multiplied by total number of Shares held by such Accounts) on each Business Day during the calendar month, and dividing by the total number of Business Days during such month. The payment to the Company shall be calculated by the Company and communicated to the Trust and Advisor at the end of each calendar month and will be paid to the Company within 30 days thereafter.

In performing these administrative services, the Company shall at no time be acting as an agent for the Trust, Distributor, Advisor or any Fund.

CONTRACT   ANNUAL FEE
--------   ----------
           _________%

     IN WITNESS WHEREOF, each of the parties has caused this Schedule C to be executed in its name and on its behalf by its duly authorized representative as of ___________, to become effective on _____________.

AIG SUNAMERICA LIFE ASSURANCE
COMPANY,
on its behalf and on behalf of each
Separate Account named in this
Schedule A, as may be amended from
time to time


By:
    ---------------------------------
Name:
      -------------------------------
Its:
     --------------------------------


PRINCIPAL VARIABLE CONTRACTS FUNDS,     PRINCOR FINANCIAL SERVICES CORP.
INC.,
on its behalf and on behalf of each
Fund named in this Schedule A, as may   By:
be amended from time to time                ------------------------------------
                                        Name:
                                              ----------------------------------
By:                                     Its:
    ---------------------------------        -----------------------------------
Name:
      -------------------------------
Its:
     --------------------------------


PRINCIPAL MANAGEMENT CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Its:
     --------------------------------